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                                                                 EXHIBIT (10)(d)

                                                              AMERICAN
                                                                |GENERAL
                                                                |FINANCIAL GROUP
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VARIABLE UNIVERSAL LIFE INSURANCE
SUPPLEMENTAL APPLICATION

AMERICAN GENERAL LIFE INSURANCE COMPANY, ("AGL")
Home Office: Houston, Texas

Member of American General Financial Group. American General Financial Group is the marketing name for American General Corporation and its subsidiaries.

(This supplement must accompany the appropriate application for life insurance.)
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Applicant Information - Supplement to the application on the life of
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

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                    Name of proposed Insured                                 Date of application for life insurance

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Initial Allocation Percentages
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ALLOCATION STYLES      By selecting an Allocation Style below, you agree to allocate 100% of your premium as designated in the most recent publication of Platinum Investor VUL Allocation Styles.
                       [ ] Capital preservation      [ ] Income and Growth      [ ] Growth and Income     [ ] Growth
                       [ ] Aggressive growth         [ ] All equity             [ ] __________________    [ ] _________________
                       NOTE: If an Allocation Style is selected, the deduction of monthly account charges will be allocated in the same percentage as the premium allocation.

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THIS SECTION TO BE COMPLETED EVEN IF AN ALLOCATION STYLE HAS BEEN CHOSEN ABOVE.

Investment Options    In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
                      Allocation" column, indicate which investment options are to be used for the deduction of monthly charges.
                      Total allocations in each column must equal 100%. Use whole percentages only.

                                           PREMIUM    DEDUCTION                                               PREMIUM    DEDUCTION
                                          ALLOCATION  ALLOCATION                                             ALLOCATION  ALLOCATION
                                          ----------  ----------                                             ----------  ----------
AGL Declared Fixed Interest Account (125)    _____%     _____%    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                                                                  Mid-Cap Growth Division (241)                    _____%     ____%
AIM VARIABLE INSURANCE FUNDS
AIM V.I. International Equity Division (126) _____%     _____%    PIMCO VARIABLE INSURANCE TRUST
AIM V.I. Value Division (127)                _____%     _____%    PIMCO Real Return Bond Division (243)            _____%     _____%
                                                                  PIMCO Short-Term Bond Division (242)             _____%     _____%
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                        PIMCO Total Return Bond Division (244)           _____%     _____%
VP Value Division (224)                      _____%     _____%
                                                                  PUTNAM VARIABLE TRUST
AYCO SERIES TRUST                                                 Putnam VT Diversified Income Division (137)      _____%     _____%
Ayco Growth Division (228)                   _____%     _____%    Putnam VT Growth and Income Division (138)       _____%     _____%
                                                                  Putnam VT Int'l Growth and Income Division (139) _____%     _____%
CREDIT SUISSE WARBURG PINCUS TRUST
Small Company Growth Division (247)          _____%     _____%    SAFECO RESOURCE SERIES TRUST
                                                                  Equity Division (140)                            _____%     _____%
DREYFUS INVESTMENT PORTFOLIOS                                     Growth Opportunities Division (141)              _____%     _____%
MidCap Stock Division (229)                  _____%     _____%
                                                                  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
DREYFUS VARIABLE INVESTMENT FUND                                  Equity Growth Division (135)                     _____%     _____%
Quality Bond Division (132)                  _____%     _____%    High Yield Division (136)                        _____%     _____%
Small Cap Division (133)                     _____%     _____%
                                                                  VALIC COMPANY I
FIDELITY VARIABLE INSURANCE PRODUCTS FUND                         International Equities Division (128)            _____%     _____%
VIP Asset Manager Division (233)             _____%     _____%    Mid Cap Index Division (129)                     _____%     _____%
VIP Contrafund Division (232)                _____%     _____%    Money Market I Division (130)                    _____%     _____%
VIP Equity-Income Division (230)             _____%     _____%    Nasdaq-100 Index Division (225)                  _____%     _____%
VIP Growth Division (231)                    _____%     _____%    Science & Technology Division (227)              _____%     _____%
                                                                  Small Cap Index Division (226)                   _____%     _____%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST              Stock Index Division (131)                       _____%     _____%
Franklin U.S. Government Division (248)      _____%     _____%
Mutual Shares Securities Division (249)      _____%     _____%    VANGUARD VARIABLE INSURANCE FUND
Templeton International Securities                                High Yield Bond Division (245)                   _____%     _____%
 Division (250)                              _____%     _____%    REIT Index Division (246)                        _____%     _____%

JANUS ASPEN SERIES                                                VAN KAMPEN LIFE INVESTMENT TRUST
Aggressive Growth Division (236)             _____%     _____%    Strategic Stock Division (142)                   _____%     _____%
International Growth Division (234)          _____%     _____%
Worldwide Growth Division (235)              _____%     _____%    OTHER:_____________________________              _____%     _____%

J.P. MORGAN SERIES TRUST II                                                                                         100%       100%
J.P. Morgan Small Company Division (237)     _____%     _____%

MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (239)     _____%     _____%
MFS Emerging Growth Division (134)           _____%     _____%
MFS New Discovery Division (240)             _____%     _____%
MFS Research Division (238)                  _____%     _____%
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L8992-97 REV 0600                                                                                                       Page  1 of 3
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Dollar Cost Averaging
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Dollar Cost    ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the Money Market I
Averaging      Division and transferred to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
               Averaging option.

               Day of the month for transfers: _____________________   (Choose a day of the month between 1-28.)

               Frequency of transfers:  [_] Monthly    [_] Quarterly    [_] Semiannually   [_] Annually

               Transfer $ ________________________________             ($100 MINIMUM, WHOLE DOLLARS ONLY)

                                               PREMIUM                                                                PREMIUM
                                              ALLOCATION                                                             ALLOCATION
                                              ----------                                                             ----------
AIM VARIABLE INSURANCE FUNDS                                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
AIM V.I. International Equity Division (126)  $__________       Mid-Cap Growth Division (241)                       $__________
AIM V.I. Value Division (127)                 $__________
                                                                PIMCO VARIABLE INSURANCE TRUST
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.                      PIMCO Real Return Bond Division (243)               $__________
VP Value Division (224)                       $__________       PIMCO Short-Term Bond Division (242)                $__________
                                                                PIMCO Total Return Bond Division (244)              $__________
AYCO SERIES TRUST
Ayco Growth Division (228)                    $__________       PUTNAM VARIABLE TRUST
                                                                Putnam VT Diversified Income Division (137)         $__________
CREDIT SUISSE WARBURG PINCUS TRUST                              Putnam VT Growth and Income Division (138)          $__________
Small Company Growth Division (247)           $__________       Putnam VT Int'l Growth and Income Division (139)    $__________

DREYFUS INVESTMENT PORTFOLIOS                                   SAFECO RESOURCE SERIES TRUST
MidCap Stock Division (229)                   $__________       Equity Division (140)                               $__________
                                                                Growth Opportunities Division (141)                 $__________
DREYFUS VARIABLE INVESTMENT FUND
Quality Bond Division (132)                   $__________       THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
Small Cap Division (133)                      $__________       Equity Growth Division (135)                        $__________
                                                                High Yield Division (136)                           $__________
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
VIP Asset Manager Division (233)              $__________
VIP Contrafund Division (232)                 $__________       VALIC COMPANY I
VIP Equity-Income Division (230)              $__________       International Equities Division (128)               $__________
VIP Growth Division (231)                     $__________       Mid Cap Index Division (129)                        $__________
                                                                Nasdaq-100 Index Division (225)                     $__________
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST            Science & Technology Division (227)                 $__________
Franklin U.S. Government Division (248)       $__________       Small Cap Index Division (226)                      $__________
Mutual Shares Securities Division (249)       $__________       Stock Index Division (131)                          $__________
Templeton International Securities
 Division (250)                               $__________       VANGUARD VARIABLE INSURANCE FUND
                                                                High Yield Bond Division (245)                      $__________
JANUS ASPEN SERIES                                              REIT Index Division (246)                           $__________
Aggressive Growth Division (236)              $__________
International Growth Division (234)           $__________       VAN KAMPEN LIFE INVESTMENT TRUST
Worldwide Growth Division (235)               $__________       Strategic Stock Division (142)                      $__________

J.P. MORGAN SERIES TRUST II                                     OTHER: ______________________________               $__________
J.P Morgan Small Company Division (237)       $__________

MFS VARIABLE INSURANCE TRUST
MFS Capital Opportunities Division (239)      $__________
MFS Emerging Growth Division (134)            $__________
MFS New Discovery Division (240)              $__________
MFS Research Division (238)                   $__________
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Automatic Rebalancing
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AUTOMATIC      ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the
REBALANCING    premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

               CHECK HERE FOR AUTOMATIC REBALANCING FREQUENCY:  [_] Quarterly  [_] Semiannually  [_] Annually
               ----------------------------------------------   -------------  ----------------  -----------
               NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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Modified Endowment Contract
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CONTRACT       If any premium payment causes the policy to be classified as a modified endowment contract under Section 7702A of the
               Internal Revenue Code, there may be potentially adverse tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                                                         [_] YES   [_] NO
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L8992-97 REV 0600                                                                                                        Page 2 of 3
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Telephone Authorization
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                        I (or we, if Joint Owners), hereby authorize American General Life Insurance Company ("AGL") to act on
                        telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest
                        Account and to change allocations for future purchase payments and monthly deductions given by:

INITIAL APPROPRIATE     [   ] Policy Owner(s)--if Joint Owners, either of us acting independently.
BOX HERE:               [   ] Policy Owner(s) or the Agent/Registered Representative who is appointed to represent AGL and the firm authorized to service my policy.

                        AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

                        [   ] INITIAL HERE TO DECLINE THE ABOVE TELEPHONE AUTHORIZATION.
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Suitability
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ALL QUESTIONS MUST
BE ANSWERED.
                        1. Have you, the Proposed Insured or Owner (if different), received the variable universal life
                           insurance policy prospectus and the prospectuses describing the investment options?      [_] yes  [_] no

                           (IF "YES," PLEASE FURNISH THE PROSPECTUS DATES.)

                                Variable Universal Life Insurance Policy Prospectus:     ___________

                                Supplements (if any):                                    ___________

                        2. Do you understand that under the Policy applied for:

                           a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR
                              DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE
                              SEPARATE ACCOUNT?                                                                     [_] yes  [_] no

                           b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE
                              INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, THE AGL
                              DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN
                              EXPENSE DEDUCTIONS?                                                                   [_] yes  [_] no

                           c. THE POLICY IS DESIGNED TO PROVIDE LIFE INSURANCE COVERAGE AND TO
                              ALLOW FOR THE ACCUMULATION OF VALUES IN THE SEPARATE ACCOUNT?                         [_] yes  [_] no

                        3. Do you believe the Policy you selected meets your insurance and investment objectives
                           and your anticipated financial needs?                                                    [_] yes  [_] no

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Your Signature
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SIGNATURES               Signed at (city, state)
                         ___________________________________________________________________________________________________________

                         Print name of Broker/Dealer
                         ___________________________________________________________________________________________________________

                         X Registered representative                          State license #                 Date
                         ____________________________________________________ _______________________________ _____________________

                         X Primary proposed insured                                                           Date
                         ____________________________________________________________________________________ _____________________

                         X Owner                                                                              Date
                         ____________________________________________________________________________________ _____________________
                         (If different from Proposed Insured)

                         X Joint Owner                                                                        Date
                         ____________________________________________________________________________________ _____________________
                         (If applicable)


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L8992-97 REV 0600                                                                                                      Page 3 of 3

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